                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 15, 2003

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             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Ohio                            0-850                              34-6542451
-------------------------------      ----------------------       -----------------------------------
(State or other jurisdiction of      Commission File Number       (I.R.S. Employer Identification No.)
 incorporation or organization)

127 Public Square, Cleveland, Ohio                                  44114-1306
---------------------------------------                             ----------
(Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (216) 689-6300

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On January 15, 2003, the Registrant issued a press release announcing its earnings results for the three- and twelve-month period ended December 31, 2002. This press release, dated January 15, 2003, is attached as Exhibit 99.1 to this report.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C)   Exhibits

      99.1 The Registrant's January 15, 2003, press release announcing its earnings results for the three- and twelve-month period ended December 31, 2002.

ITEM 9. REGULATION FD DISCLOSURE

On January 15, 2003, the Registrant conducted a conference call/webcast to discuss its quarterly earnings and currently anticipated earnings trends. The slide presentation reviewed by the Registrant in the conference call/webcast follows as Annex A to this Item 9.

                                    Annex A
                                                                               1

                           FOURTH QUARTER 2002 REVIEW

                                JANUARY 15, 2003

                              SPEAKERS: HENRY MEYER
                                        JEFF WEEDEN

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                                                                               2

                PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
                      FORWARD-LOOKING STATEMENT DISCLOSURE

The conference call and discussion, including related questions and answers, and presentation materials, contain forward-looking statements about issues like anticipated first quarter and full-year 2003 earnings, anticipated level of net loan charge-offs and nonperforming assets and anticipated improvement in profitability and competitiveness. Forward-looking statements by their nature are subject to assumptions, risks and uncertainties. Actual results could differ materially from those contained in or implied by such forward-looking statements for a variety of factors including: changes in interest rates; continued weakness in the economy, which could materially impact credit quality trends and the ability to generate loans; failure of the capital markets to function consistent with customary levels; delay in or inability to execute strategic initiatives designed to grow revenues and/or manage expenses; consummation of significant business combinations or divestitures; new legal obligations or restrictions or unfavorable resolution of litigation; further disruption in the economy or the general business climate as a result of terrorist activities or military actions; and changes in accounting, tax or regulatory practices or requirements.


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                                                                               3

STRATEGIC OVERVIEW

      -     DEPOSIT GROWTH

      -     EXPENSE MANAGEMENT

      -     CREDIT QUALITY

      -     UNION BANKSHARES ACQUISITION


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                                                                               4

FINANCIAL SUMMARY - 4Q02

      -     EPS OF $0.57

      -     TOTAL REVENUE UP $26 MILLION

      -     NONPERFORMING LOANS DECLINED

      -     REPURCHASED 1.2 MILLION SHARES

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                                                                               5

NET INTEREST INCOME & MARGIN (TE)
      $ IN MILLIONS

[BAR GRAPH]

                      4Q01            1Q02             2Q02             3Q02             4Q02
                      ----            ----             ----             ----             ----
NET INTEREST
  INCOME                $726             $702             $721             $722             $724

NET INTEREST
  MARGIN                3.98%            3.93%            3.98%            3.99%            3.98%

AVG. EARNING
  ASSETS          $   72,706       $   71,981       $   72,579       $   72,083       $   72,554


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                                                                               6

NONINTEREST INCOME 4Q02 VS. 3Q02
IN MILLIONS

NONINTEREST INCOME 3Q02                                         $ 432

  Investment Banking & Capital Markets                   8
  Net Securities Gains                                   5
  Trust & Investment Services                           (9)
  All other-net                                         10
                                                    ------
  Total                                                 14

NONINTEREST INCOME 4Q02                                         $ 446


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                                                                               7

NONINTEREST EXPENSE 4Q02 VS. 3Q02
IN MILLIONS

NONINTEREST EXPENSE 3Q02                                        $ 659

  Personnel                                             (4)
  Professional Fees                                      8
  All other                                              5
                                                    ------
  Total                                                  9

NONINTEREST EXPENSE 4Q02                                        $ 668

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                                                                               8

NET CHARGE-OFFS BY LOAN TYPE

  IN MILLIONS            4Q01      1Q02      2Q02      3Q02      4Q02
  -----------            ----      ----      ----      ----      ----
CONTINUING PORTFOLIO

Commercial                $ 62      $ 69      $ 76      $ 84      $ 84

Consumer                    71        67        59        51        63
                          ----      ----      ----      ----      ----
                           133       136       135       135       147

RUN-OFF PORTFOLIO &
  LOAN SALES                87        70        68        50        39
                          ----      ----      ----      ----      ----
TOTAL NET C/O             $220      $206      $203      $185      $186

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                                                                               9
ASSET QUALITY INDICATORS

$ IN MILLIONS                 4Q01        1Q02         2Q02         3Q02         4Q02
-------------                 ----        ----         ----         ----         ----
Nonperforming Loans         $  910       $  973       $  957       $  987       $  943
to EOP Loans                  1.44%        1.52%        1.50%        1.57%        1.51%

Nonperforming Assets        $  947       $1,012       $  995       $1,017       $  993
to EOP Loans + OREO           1.49%        1.58%        1.56%        1.61%        1.59%

Net C/O                     $  220       $  206       $  203       $  185       $  186
to Average Loans              1.37%        1.32%        1.27%        1.16%        1.18%

Allowance                   $1,677       $1,607       $1,539       $1,489       $1,452
to Total Loans                2.65%        2.51%        2.41%        2.37%        2.32%
to Nonperforming Loans         184%         165%         161%         151%         154%

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                                                                              10
RUN-OFF PORTFOLIO &
NONREPLENISHING RESERVES

IN MILLIONS

                    12/31/01       3/31/02        6/30/02        9/30/02        12/31/02
                    --------       -------        -------        -------        --------
COMMITMENTS        $   1,694      $   1,532      $   1,143      $   1,005      $     940

OUTSTANDINGS           1,023            941            724            662            599

ALLOWANCE FOR
LOAN LOSSES              275            205            137             87             48

NPLs                     231            208            132             91             85

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                                                                              11

FIRST QUARTER 2003 OUTLOOK
(COMPARED WITH 4Q02)

                                     COMMENTS
                                     --------
REVENUE                  NIM pressure due to rate environment
                         Seasonal decline in noninterest income

EXPENSES                 Higher employee benefits cost
                         Continued focus on expense control

CREDIT QUALITY
NPLs                     Stable to down
Net Charge-offs          Stable to down
Watch List               Stable to down

EPS                      Down from 4Q02

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                            KEYCORP
                                               --------------------------------
                                                         (Registrant)

Date:  January 15, 2003                            /s/ Lee Irving
                                               --------------------------------
                                               By: Lee Irving
                                                   Executive Vice President
                                                   and Chief Accounting Officer